                                                                    EXHIBIT 20.6


AT&T Universal Funding Corporation            AT&T Universal Card  Master Trust     Monthly Report         31-May-97
Credit Card Asset Backed Securities           Series 1996-3                         Distribution Date      17-Jun-97
--------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                             Class A         Class B        CIA Investor        Investor
----------------------                                                                                Interest
Beginning Principal Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount           850,000,000.00   80,000,000.00     70,000,000.00   1,000,000,000.00
Floating Allocation Percentage                      85.0000000%      8.0000000%        7.0000000%        82.3306118%
Principal Allocation Percentage                     85.0000000%      8.0000000%        7.0000000%        82.3306118%
Finance Charge Collections                       11,891,192.25    1,119,171.04        979,274.66      13,989,637.95
Total Yield
Trust Portfolio Yield
Principal Collections                           148,128,202.46   13,941,477.88     12,198,793.14     174,268,473.48
Discount Percentage
Discount Option Receivable Collections                    0.00            0.00              0.00               0.00
Monthly Payment Rate
Defaults                                          4,272,797.08      402,145.61        351,877.41       5,026,820.09
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                          554,584.33       52,196.17         45,671.65         652,452.16
Adjustments
New Receivables
Ending Principal Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                     0.00              0.00
Charged-Off Principal                                     0.00            0.00              0.00
Reimbursed Principal                                      0.00            0.00              0.00
Ending Invested/Transferor Amounts              850,000,000.00   80,000,000.00     70,000,000.00   1,000,000,000.00
--------------------------------------------------------------------------------------------------------------------
Group I Information                             Series 1995-1   Series 1995-3    Series 1996-1      Series 1996-2
-------------------
Invested Amount                               1,000,000,000.00  750,000,000.00  1,000,000,000.00   1,000,000,000.00
Average Rate                                           5.90635%        6.04788%          5.99163%           5.94438%
Investor Finance Charge Collections              14,642,090.10   10,981,567.58     14,642,090.10      14,642,090.10
Investor Principal Collections                  174,268,473.48  130,701,355.11    174,268,473.48     174,268,473.48
Investor Default Amount Due                       5,026,820.09    3,770,115.07      5,026,820.09       5,026,820.09
Investor Monthly Interest Due                     4,755,879.17    3,652,112.46      4,824,170.78       4,786,913.84
Investor Monthly Fees Due                         1,666,666.67    1,250,000.00      1,666,666.67       1,666,666.67
Investor Additional Amounts Due                           0.00            0.00              0.00               0.00
--------------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements                       Class A         Class B        CIA Investor          Total
----------------------------
Investor Coupon                                        5.66250%        5.86250%          6.03393%
Investor Monthly Interest Due                     3,877,239.58      377,805.56        340,246.53       4,595,291.67
Investor Outstanding Interest Due                         0.00            0.00              0.00               0.00
Investor Additional Interest Due                          0.00            0.00              0.00               0.00
                                                          ----            ----              ----               ----
Investor Total Interest Due                       3,877,239.58      377,805.56        340,246.53       4,595,291.67
Investor  Default Amount Due                      4,272,797.08      402,145.61        351,877.41       5,026,820.09
Investor Monthly Fees Due                         1,416,666.67      133,333.33        116,666.67       1,666,666.67
Investor Additional Fees Due                              0.00            0.00              0.00               0.00
                                                          ----            ----              ----               ----
Total                                             9,566,703.33      913,284.50        808,790.60      11,288,778.43
--------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                       14,461,028.86
Interest/Principal/Spread Investment Proceeds                                                             89,544.89
Series Adjusted Portfolio Yield                                                                               11.43%
Base Rate                                                                                                      7.51%
--------------------------------------------------------------------------------------------------------------------

Monthly Trust Activity                          Transferor          Series             Trust
----------------------                            Interest         Allocations         Totals
Beginning Principal Receivables Balance                                           9,109,612,858.00
Special Funding Account Balance                                                               0.00
Ending Total Principal Balance                                                    9,109,612,858.00

Series Allocation Percentage                                              13.33%
Beginning Invested /Transferor Amount           214,615,047.73 1,214,615,047.73
Floating Allocation Percentage                      17.6693882%     100.0000000%
Principal Allocation Percentage                     17.6693882%     100.0000000%
Finance Charge Collections                        3,002,386.82    16,992,024.76     127,440,185.72
Total Yield                                                                                  16.79%
Trust Portfolio Yield                                                                        11.54%
Principal Collections                            37,400,636.76   211,669,110.24   1,587,518,326.80
Discount Percentage                                                                           0.00%
Discount Option Receivable Collections                    0.00             0.00               0.00
Monthly Payment Rate                                                                         17.43%
Defaults                                          1,078,831.23     6,105,651.33      45,792,384.94
Monthly Default Rate                                                                          6.03%
Net Monthly Default Rate                                                                      5.25%
Recoveries                                          140,026.05       792,478.21       5,943,586.55
Adjustments                                                                         (28,959,138.37)
New Receivables                                                                   1,784,753,133.06
Ending Principal Receivables Balance                                              9,290,014,417.69
Minimum Series Required Balance                                                   1,070,000,000.00
Special Funding Account Balance                                                               0.00
Ending Total Principal Balance                                                    9,290,014,417.69

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts              238,668,589.03 1,238,668,589.03   9,290,014,417.69
---------------------------------------------------------------------------------------------------
Group I Information                            Series 1996-3     Series 1997-1      Group Total
-------------------
Invested Amount                               1,000,000,000.00 1,000,000,000.00   5,750,000,000.00
Average Rate                                           5.70825%         5.93415%           5.91664%
Investor Finance Charge Collections              14,642,090.10    14,642,090.10      84,192,018.09
Investor Principal Collections                  174,268,473.48   174,268,473.48   1,002,043,722.53
Investor Default Amount Due                       5,026,820.09     5,026,820.09      28,904,215.53
Investor Monthly Interest Due                     4,595,291.67     5,602,350.00      28,216,717.92
Investor Monthly Fees Due                         1,666,666.67       913,978.00       8,830,644.67
Investor Additional Amounts Due                           0.00             0.00               0.00
---------------------------------------------------------------------------------------------------
Monthly Funding Requirements
----------------------------
Investor Coupon
Investor Monthly Interest Due
Investor Outstanding Interest Due
Investor Additional Interest Due
Investor Total Interest Due
Investor  Default Amount Due
Investor Monthly Fees Due
Investor Additional Fees Due
Total
---------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collection
Interest/Principal/Spread Investment Proceeds
Series Adjusted Portfolio Yield
Base Rate
---------------------------------------------------------------------------------------------------

Application of Collections                         Class A         Class B        CIA Investor          Total
--------------------------
Available Funds                                  12,381,419.42    1,156,882.31      1,012,272.02      14,550,573.75
Monthly Interest Paid                             3,877,239.58      377,805.56              0.00       4,255,045.14
Investor Default Amount Paid                      4,272,797.08            0.00              0.00       4,272,797.08
Excess Spread                                     4,231,382.76      779,076.75      1,012,272.02       6,022,731.53
-------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                0.00            0.00                                 0.00
Investor Default Amount Shortfall                         0.00      402,145.61                           402,145.61
Required Amount                                           0.00      402,145.61                           402,145.61
-------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                     0.00            0.00        340,246.53         340,246.53
Investor Default Paid                                     0.00      402,145.61        351,877.41         754,023.01
Investor Additional Amounts Paid                          0.00            0.00              0.00               0.00
Servicing Fee Paid                                                                                     1,666,666.67
Excess Finance Charge Collections                                                                      3,261,795.32
-------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                     0.00              0.00               0.00
Monthly Interest Paid                                     0.00            0.00
Investor Default Paid                                     0.00            0.00                                 0.00
-------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                              0.00            0.00              0.00
Principal Charge-Offs                                     0.00            0.00              0.00
-------------------------------------------------------------------------------------------------------------------
Principal Funding
-----------------
Controlled Accumulation Amount                                                                                 0.00
Principal Funding Account Deposit                                                                              0.00
Principal Funding Account Balance                                                                              0.00
-------------------------------------------------------------------------------------------------------------------
Certificates                                       Class A         Class B        CIA Investor          Total
------------
Beginning Certificates Balance                  850,000,000.00   80,000,000.00     70,000,000.00   1,000,000,000.00
Interest Distribution                            12,300,208.33    1,198,555.56        340,246.53      13,839,010.42
Principal Distribution                                    0.00            0.00              0.00               0.00
Total Distribution                               12,300,208.33    1,198,555.56        340,246.53      13,839,010.42
Ending Certificate Balance                      850,000,000.00   80,000,000.00     70,000,000.00   1,000,000,000.00
Pool Factor                                         100.000000%     100.000000%       100.000000%
Total Distribution Per 1,000 Certificate               14.4708         14.9819            4.8607
Interest Distribution Per 1,000 Certificate            14.4708         14.9819            4.8607
Principal Distribution Per 1,000 Certificate            0.0000          0.0000            0.0000

1st Collection Account Deposit                    4,144,635.42      403,861.11                         4,548,496.53
2nd Collection Accounts Deposit                   4,278,333.33      416,888.89                         4,695,222.22
3rd Collection Accounts Deposit                   3,877,239.58      377,805.56                         4,255,045.14
Quarterly Interest Distribution                  12,300,208.33    1,198,555.56                        13,498,763.89



Delinquencies                                        1-30         31-60          61-90        91-120         120+             Total
-------------                                        ----         -----          -----        ------         ----             -----
Number of Accounts                                  201,908       36,208        18,433        12,689        18,405          287,643
Balance of Accounts                             449,159,751   92,397,088    56,871,065    43,384,595    64,680,189   706,492,688.31

30+Days Delinquency Rate                                          2.8249%

Change in Account Owner Retained Interest                        -0.0034%    (3,020.83) CIA Investor Interest Reduced Margin

Prior Month Account Owner Retained Interest Factor                0.3069%
Current Month Account Owner Retained Interest Factor              0.3035%

                              MONTHLY STATEMENT

                       AT&T UNIVERSAL CARD MASTER TRUST
                                SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card
Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp.
("Funding"), as Transferor, and Bankers Trust Company, as trustee
(the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the AT&T
Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/97 with respect to the performance of the Trust during the month of 05/01/97 to 05/31/97 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3
Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing
Agreement and the Supplement.

 A)                Information regarding distribution in
                   respect of the Class A Certificates
                   per $1,000 original certificate
                   principal amount.

                   (1)        The total amount of the
                   distribution in respect of Class A
                   Certificates, per $1,000 original
                   certificate principal amount                                                   $14.47083333
                                                                                                  ------------
                   (2)        The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of interest on the Class A
                   Certificates, per $1,000 original
                   certificate principal amount                                                   $14.47083333
                                                                                                  ------------
                   (3)        The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of principal of the Class A
                   Certificates, per $1,000 original
                   certificate principal amount                                                          $0.00
                                                                                                         -----

 B)                Class A Investor Charge Offs and
                   Reimbursement of Charge Offs
                   (1)        The amount of Class A Investor
                   Charge Offs                                                                           $0.00
                                                                                                         -----
                   (2)        The amount of Class A Investors
                   Charge Offs set forth in paragraph 1
                   above, per $1,000 original certificate
                   principal amount                                                                      $0.00
                                                                                                         -----
                   (3)        The total amount reimbursed in
                   respect of Class A Investor Charge
                   Offs                                                                                  $0.00
                                                                                                         -----
                   (4)        The amount set forth in paragraph
                   3 above, per $1,000 original
                   certificate principal amount                                                          $0.00
                                                                                                         -----
                   (5)        The amount, if any, by which the
                   outstanding principal balance of the
                   Class A Certificates exceeds the Class
                   A Invested Amount after giving effect
                   to all transactions on such
                   Distribution Date                                                                     $0.00
                                                                                                         -----
 C)                Information regarding distributions in
                   respect of the Class B Certificates,
                   per $1,000 original certificate
                   principal amount
                   (1)        The total amount of the
                   distribution in respect of Class B
                   Certificates, per $1,000 original
                   certificate principal amount                                                   $14.98194444
                                                                                                  ------------
                   (2)        The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of interest on the Class B
                   Certificates, per $1,000 original
                   certificate principal amount                                                   $14.98194444
                                                                                                  ------------
                   (3)        The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of principal of the Class B
                   Certificates, per $1,000 original
                   certificate principal amount                                                          $0.00
                                                                                                         -----
 D)                Amount of reductions in Class B
                   Invested Amount pursuant to clauses
                   (c), (d), and (e) of the definition of
                   Class B Invested Amount
                   (1)        The amount of reductions in Class
                   B Invested Amount pursuant to clauses
                   (c), (d), and (e) of the definition of
                   Class B Invested Amount                                                               $0.00
                                                                                                         -----

                   (2)        The amount of reductions in
                   the Class B Invested Amount set forth
                   in paragraph 1 above, per $1,000
                   original certificate principal amount                                                 $0.00
                                                                                                         -----
                   (3)        The total amount reimbursed in
                   respect of such reductions in the
                   Class B Invested Amount                                                               $0.00
                                                                                                         -----
                   (4)        The amount set forth in paragraph
                   3 above, per $1,000 original
                   certificate principal amount                                                          $0.00
                                                                                                         -----
                   (5)        The amount, if any, by which the
                   outstanding principal balance of the
                   Class B Certificates exceeds the Class
                   B Invested Amount after giving effect
                   to all transactions on such
                   Distribution Date                                                                     $0.00
                                                                                                         -----
 E)                Information regarding certain
                   distributions to the Collateral
                   Interest Holder
                   (1)        The amount distributed to the
                   Collateral Interest Holder in respect
                   of interest on the Collateral Invested
                   Amount                                                                          $340,246.53
                                                                                                   -----------
                   (2)        The amount distributed to the
                   Collateral Interest Holder in respect
                   of principal on the Collateral
                   Invested Amount                                                                       $0.00
                                                                                                         -----
 F)                Amount of reductions in Collateral
                   Invested Amount pursuant to clauses
                   (c), (d), and (e) of the definition of
                   Collateral Invested Amount
                   (1)        The amount of reductions in the
                   Collateral Invested Amount pursuant to
                   clauses (c), (d), and (e) of the
                   definition of Collateral Invested
                   Amount                                                                                $0.00
                                                                                                         -----
                   (2)        The total amount reimbursed in
                   respect of such reductions in the
                   Collateral Invested Amount                                                            $0.00
                                                                                                         -----

                              AT&T UNIVERSAL CARD SERVICES CORP.,
                                 Servicer

                              By __/s/Tom Donahue
                                 Name:   Tom Donahue
                                 Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                                $9,109,612,858.00
                                                                                             -----------------
Beginning of the Month Finance Charge Receivables:                                              $89,667,587.81
                                                                                                --------------
Beginning of the Month Discounted Receivables:                                                           $0.00
                                                                                                         -----
Beginning of the Month Premium Receivables:                                                              $0.00
                                                                                                         -----
Beginning of the Month Total Receivables:                                                    $9,199,280,445.82
                                                                                             -----------------


Removed Principal Recievables:                                                                           $0.00
                                                                                                         -----
Removed Finance Charge Receivables:                                                                      $0.00
                                                                                                         -----
Removed Total Receivables:                                                                               $0.00
                                                                                                         -----


Additional Principal Receivables:                                                                        $0.00
                                                                                                         -----
Additional Finance Charge Receivables:                                                                   $0.00
                                                                                                         -----
Additional Total Receivables:                                                                            $0.00
                                                                                                         -----


Discounted Receivables Generated this Period:                                                            $0.00
                                                                                                         -----
Premium Receivables Generated this Period:                                                               $0.00
                                                                                                         -----
End of the Month Principal Receivables:                                                      $9,290,014,417.69
                                                                                             -----------------
End of the Month Finance Charge Receivables:                                                    $90,682,615.45
                                                                                                --------------
End of the Month Discounted Receivables:                                                                 $0.00
                                                                                                         -----
End of the Month Premium Receivables:                                                                    $0.00
                                                                                                         -----
End of the Month Total Receivables:                                                          $9,380,697,033.14
                                                                                             -----------------

Special Funding Account Balance                                                                          $0.00
                                                                                                         -----
Aggregate Invested Amount (all Master Trust Series)                                          $7,500,000,000.00
                                                                                             -----------------
End of the Month Transferor Amount                                                             $238,668,589.03
                                                                                               ---------------

DELINQUENCIES AND LOSSES ---
                                                                                           RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                        $92,397,087.93
                                                                                                --------------
   61-90 Days Delinquent                                                                        $56,871,064.84
                                                                                                --------------
   90+ Days Delinquent                                                                         $108,064,784.07
                                                                                               ---------------

   Total 30+ Days Delinquent                                                                   $257,332,936.84
                                                                                               ---------------

Defaulted Accounts During the Month                                                             $45,792,384.94
                                                                                                --------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                                               $850,000,000
                                                                              ------------
Class B Initial Invested Amount                                                $80,000,000
                                                                               -----------
Collateral Initial Invested Amount                                             $70,000,000
                                                                               -----------
INITIAL INVESTED AMOUNT                                                                         $1,000,000,000
                                                                                                --------------
Class A Invested Amount                                                    $850,000,000.00
                                                                           ---------------
Class B Invested Amount                                                     $80,000,000.00
                                                                            --------------
Collateral Invested Amount                                                  $70,000,000.00
                                                                            --------------
INVESTED AMOUNT                                                                                 $1,000,000,000
                                                                                                --------------

Class A Adjusted Invested Amount                                           $850,000,000.00
                                                                           ---------------
Class B Adjusted Invested Amount                                            $80,000,000.00
                                                                            --------------
Collateral Invested Amount                                                  $70,000,000.00
                                                                            --------------
ADJUSTED INVESTED AMOUNT                                                                        $1,000,000,000
                                                                                                --------------

MONTHLY SERVICING FEE                                                                            $1,666,666.67
                                                                                                 -------------

INVESTOR DEFAULT AMOUNT                                                                          $5,026,820.09
                                                                                                 -------------

GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                                          5.71%
IN GROUP 1                                                                                                -----

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                                     $14,642,090.10
                                                                                                --------------
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                                      $0.00
                                                                                                         -----
GROUP 1 INVESTOR DEFAULT AMOUNT                                                                  $5,026,820.09
                                                                                                 -------------
GROUP 1 INVESTOR MONTHLY FEES                                                                    $1,666,666.67
                                                                                                 -------------
GROUP 1 INVESTOR MONTHLY INTEREST                                                                $4,595,291.67
                                                                                                 -------------

SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                                                      13.33%
                                                                                                         ------
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                                                          $16,992,024.76
COLLECTIONS                                                                                     --------------

SERIES 1996-3 ADDITIONAL AMOUNTS                                                                         $0.00
                                                                                                         -----
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                                                         $6,105,651.33
                                                                                                 -------------
SERIES 1996-3 MONTHLY FEES                                                                       $1,250,000.00
                                                                                                 -------------
SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS                                                  $211,669,110.24
                                                                                               ---------------
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                                                        $70,000,000.00
                                                                                                --------------
FLOATING ALLOCATION PERCENTAGE                                                                           82.33%
                                                                                                         ------

INVESTOR FINANCE CHARGE COLLECTIONS                                                             $13,989,637.95
                                                                                                --------------
INVESTOR DEFAULT AMOUNT                                                                          $5,026,820.09
                                                                                                 -------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                                 $14,461,028.86
                                                                                                --------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                                         82.33%
                                                                                                         ------
AVAILABLE PRINCIPAL COLLECTIONS                                                                $174,268,473.48
                                                                                               ---------------

CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                              85.00%
                                                                                                         ------
    Class A Floating Percentage of Reallocated                              $12,381,419.42
                                                                            --------------
    Investor Finance Charge Collections
    Other Amounts                                                                    $0.00
                                                                                     -----
TOTAL CLASS A AVAILABLE FUNDS                                                                   $12,381,419.42
                                                                                                --------------
   Class A Monthly Interest                                                  $3,877,239.58
                                                                             -------------
   Class A Servicing Fee (if applicable)                                             $0.00
                                                                                     -----
   Class A Investor Default Amount                                           $4,272,797.08
                                                                             -------------
TOTAL CLASS A EXCESS SPREAD                                                                      $4,231,382.76
                                                                                                 -------------
CLASS A REQUIRED AMOUNT                                                                                  $0.00
                                                                                                          ----
CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                               8.00%
                                                                                                          -----
CLASS B AVAILABLE FUNDS                                                                          $1,156,882.31
                                                                                                 -------------
   Class B Monthly Interest                                                    $377,805.56
                                                                               -----------
   Class B Servicing Fee (if applicable)                                             $0.00
                                                                                     -----
TOTAL CLASS B EXCESS SPREAD                                                                        $779,076.75
                                                                                                   -----------
COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                                            7.00%
                                                                                                          -----

COLLATERAL AVAILABLE FUNDS                                                                       $1,012,272.02
                                                                                                 -------------
   Collateral Interest Servicing Fee (if  applicable)                                                    $0.00
                                                                                                         -----
TOTAL COLLATERAL EXCESS SPREAD                                                                   $1,012,272.02
                                                                                                 -------------
EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                              $6,022,731.53
                                                                                                 -------------

Excess Spread Applied to Class A Required Amount                                                         $0.00
                                                                                                         -----
Excess Spread Applied to Class A Investor Charge                                                         $0.00
Offs                                                                                                     -----

Excess Spread Applied to Class B Required Amount                                                   $402,145.61
                                                                                                   -----------
Excess Spread Applied to Reductions of Class B                                                           $0.00
Invested Amount pursuant to clauses (c), (d) and (e)                                                     -----

Excess Spread Applied to Collateral Monthly                                                        $340,246.53
Interest                                                                                           -----------

Excess Spread Applied to Unpaid Monthly                                                          $1,666,666.67
Servicing Fee                                                                                    -------------

Excess Spread Applied Collateral Default Amount                                                    $351,877.41
                                                                                                   -----------
Excess Spread Applied to Reductions of                                                                   $0.00
Collateral Invested Amount Pursuant to Clauses                                                           -----
(c), (d) and (e)

Excess Spread Applied to Reserve Account                                                                 $0.00
                                                                                                         -----
Excess Spread Applied to Other Amounts Owed to                                                           $0.00
Collateral Interest Holder                                                                               -----

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                                               $3,261,795.32
                                                                                                 -------------
EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                                        $24,200,441.66
 FOR ALL ALLOCATION SERIES                                                                      --------------

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                                        $0.00
ALLOCATED TO SERIES 1996-3                                                                               -----

Excess Finance Charge Collections Applied to                                                             $0.00
Class A Required Amount                                                                                  -----

Excess Finance Charge Collections Applied to                                                             $0.00
Class A Investor Charge Offs                                                                             -----

Excess Finance Charge Collections Applied to                                                             $0.00
Class B Required Amount                                                                                  -----

Excess Finance Charge Collections Applied to                                                             $0.00
Reductions of Class B Invested Amount Pursuant                                                           -----
to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                                             $0.00
Collateral Monthly Interest                                                                              -----

Excess Finance Charge Collections Applied to                                                             $0.00
Unpaid Monthly Servicing Fee                                                                             -----

Excess Finance Charge Collections Applied to                                                             $0.00
Collateral Default Amount                                                                                -----

Excess Finance Charge Collections Applied to                                                             $0.00
Reductions of Collateral Invested Amount                                                                 -----
Pursuant to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                                             $0.00
Reserve Account                                                                                          -----

Excess Finance Charge Collections Applied to                                                             $0.00
Other Amounts Owed to Collateral Interest Holder                                                         -----

YIELD AND BASE RATE---

Base Rate (Current Month)                                                             7.51%
                                                                                      -----
Base Rate (Prior Month)                                                               8.08%
                                                                                      -----
Base Rate (Two Months Ago)                                                            7.88%
                                                                                      -----
THREE MONTH AVERAGE BASE RATE                                                                             7.82%
                                                                                                          -----
Series Adj Portfolio Yield (Curr Month)  MAY: (22 posting days / 4 Mondays)          11.43%
                                                                                     ------
Series Adj Portfolio Yield (Prior Month) APR: (22 posting days / 4 Mondays)          11.13%
                                                                                     ------
Series Adj Port Yield (Two Months Ago)   MAR: (21 posting days / 5 Mondays)          12.21%
                                                                                     ------
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                            11.59%
YIELD                                                                                                    ------

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                             85.00%
                                                                                                         ------
   Class A Principal Collections                                           $148,128,202.46
                                                                           ---------------
CLASS B PRINCIPAL PERCENTAGE                                                                              8.00%

   Class B Principal Collections                                            $13,941,477.88
                                                                            --------------
COLLATERAL PRINCIPAL PERCENTAGE                                                                           7.00%

   Collateral Principal Collections                                         $12,198,793.14
                                                                            --------------
AVAILABLE PRINCIPAL COLLECTIONS                                            $174,268,473.48
                                                                           ---------------
REALLOCATED PRINCIPAL COLLECTIONS                                                                        $0.00
                                                                                                         -----
SERIES 1996-3 PRINCIPAL SHORTFALL                                                                        $0.00
                                                                                                         -----
SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                        $0.00
PRINCIPAL SHARING SERIES                                                                                 -----

ACCUMULATION ---

Controlled Accumulation Amount                                                       $0.00
                                                                                     -----
Deficit Controlled Accumulation Amount                                               $0.00
CONTROLLED DEPOSIT AMOUNT                                                            -----               $0.00
                                                                                                         -----
PRINCIPAL FUNDING ACCOUNT BALANCE                                                                        $0.00
                                                                                                         -----
SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                                $179,295,293.58
PRINCIPAL SHARING SERIES                                                                       ---------------

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                             $0.00
                                                                                                         -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                       $0.00
BY PRINCIPAL PAYMENTS)                                                                                   -----

REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                                          $0.00
THAN BY PRINCIPAL PAYMENTS)                                                                              -----

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                  $0.00
                                                                                                         -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                              $0.00
REIMBURSED                                                                                               -----

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                                           $0.00
REIMBURSED                                                                                               -----


                              AT&T UNIVERSAL CARD SERVICES CORP.,
                              as Servicer


                              By:  ___/s/Tom Donahue
                                   Name:   Tom Donahue
                                   Title:  Servicing Officer